UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6653

The Jensen Quality Growth Fund Inc.
(Exact name of registrant as specified in charter)

5500 Meadows Road, Suite 200
Lake Oswego, OR 97035-8234
(Address of principal executive offices) (Zip code)

Robert McIver
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035-8234
(Name and address of agent for service)

(800) 221-4384
Registrant’s telephone number, including area code

Date of fiscal year end: May 31, 2021

Date of reporting period: November 30, 2021

Item 1. Reports to Stockholders.

(a)

SEMI-ANNUAL REPORT	Jensen Quality Growth Fund Inc.
11/30/2021

	Class I Shares JENIX	Class J Shares JENSX	Class R Shares JENRX	Class Y Shares JENYX

Letter from The Investment Adviser

Dear Fellow Shareholders,

The Jensen Quality Growth Fund -- Class I Shares -- returned 12.38% for the six-month period ended November 30, 2021, compared to a return of 9.38% for the Standard & Poor’s 500 Index over the period. Please see pages 7 through 10 of this report for complete standardized performance information for the Fund.

Market Perspective

After the volatility of calendar year 2020 arising from the onset of the pandemic followed by a rally in early 2021 that was fueled by some $2 Trillion of additional federal stimulus, the domestic stock markets produced somewhat more muted returns over the six-month period ended November 30, 2021. Overall returns remained quite positive as investors were encouraged by a strong rebound in corporate profitability. The recovery in corporate earnings was widespread across nearly every sector, signaling a level of economic normalization as the worst of the pandemic began to fade.

Also contributing to returns was ultra-accommodative monetary policy from the U.S. Federal Reserve, which maintained the historically low Fed Funds Rate reinstituted in March 2020 along with heightened quantitative easing designed to support the domestic economy during the pandemic. The combination of easy monetary policy and unprecedented fiscal stimulus succeeded in bolstering the economic rebound, although we believe this has also contributed to a sharp increase in inflationary pressures.

Consumer sentiment rose as vaccinations become commonplace, lifting business results of many companies, which was reflected in ongoing positive market performance. The Jensen Quality Growth Fund exceeded the market’s positive returns over the last six months as the resilience of the business models of many of the companies held in the Fund became apparent. Such strength was impressive given increasing pressures from the aforementioned inflation, together with associated supply chain disruptions, labor shortages and rising wage costs that were further exacerbated by the newer strains of COVID-19 including the Delta and Omicron variants. We believe such outperformance is an indication of the quality of the businesses and the competitive advantage profiles that provide tools, such as scale, pricing power and brand equity to mitigate the pressures noted above.

The Effect at Jensen

During the period, specific stock selection added value in the Communication Services and Industrials sectors, while detracting from returns primarily in the HealthCare and Consumer Discretionary sectors. From a sector perspective, our overweight in the Industrials and Consumer Staples sectors detracted from performance, while our relative overweight in the Information Technology sector and our low exposure to the Financials sector added value. Typically, very few companies in the Financials sector qualify for our strict requirement for high and prolonged profitability, as measured by consistently strong Return on Equity.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	1

Leading contributors to performance during the period were Microsoft (MSFT) and Intuit (INTU), both of which continued to report solid earnings reports and positive forecasts for future quarters despite the uncertain economic climate caused by the global pandemic. Over the past six months Microsoft continued to issue strong earnings reports and reassuring guidance despite the ever-changing economic climate. In our view, competitive advantages for Microsoft include the network effect derived from the ubiquitous nature of its products, brand equity, and high customer switching costs. The company’s share price responded favorably to the business offerings that enabled strong business results whether from traditional office environments or work-from-home structures that capitalized on the company’s cloud-enabled offerings and strategies. As such, Microsoft continues to exhibit the strong attributes we seek in a Jensen Quality Growth company, and consequently, we continue to position the company as a top portfolio holding.

Intuit is a leading provider of financial software and cloud services with well-known products including QuickBooks and TurboTax. During the period, the company’s shares appreciated due to revenue and earnings acceleration that exceeded expectations. At the same time, the company recently announced two acquisitions intended to boost future growth prospects and indicate productive options for the investment of growing free cash flow.

We retain a positive perspective on the business and growth outlooks for both Microsoft and Intuit but slightly reduced our positions in both during the period due to heightened valuation profiles for each company.

Significant detractors from the Fund’s performance for the period included 3M (MMM) and Johnson and Johnson (JNJ). Business performance at 3M continues to be solid at both the divisional and geographic segments, a testament to the broad-based and global footprint of the company. Recent stock performance, however, reflects short-term concerns over supply chain disruptions, raw material and logistics headwinds, and litigation concerns. We believe the market underappreciates the strength of the company’s short-cycle businesses and that the litigation concerns may be overstated. We recognize that pressures exist concerning the margin impact of supply chain bottlenecks and raw materials costs. Nonetheless, we believe our long-term model appropriately accounts for these risks and note that management raised its most recent guidance, providing confidence that the health of the overall business remains robust.

Johnson and Johnson’s business performance was solid during the period, with revenue and earnings growth and margin improvements led by end market recovery in the company’s consumer and medical devices segments and the solid growth of its pharmaceutical segment. However, the evolving nature of the pandemic and its resultant impact on healthcare consumption has caused caution to drive market sentiment and has impacted the share price of the company’s stock. In its most recent earnings report Johnson and Johnson raised its guidance for the remainder of the year given greater confidence in its COVID-19 vaccine and end market recovery. We continue to believe the company is well positioned as a high-quality health care business that should benefit long-term shareholders.

2	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

We are constantly evaluating all of the businesses owned by the Fund, as well as other investment candidates, to determine whether better opportunities exist in our investable universe comprising businesses that have delivered at least a 15% Return on Equity for 10 consecutive years. Such determinations ultimately reflect a combination of fundamental considerations, valuation opportunities and overall risk profiles for the companies.

Fund Additions and Eliminations

During the period, the Jensen Investment Team executed the purchase of two additional holdings. We added a new position in Marsh McLennan (MMC) and reentered a position in Amphenol (APH) due to solid business fundamentals and attractive valuations for both stocks. A brief synopsis of the changes follows.

Founded over 150 years ago, Marsh McLennan is a leading professional services firm, offering its clients advice and solutions in areas of risk, strategy, and people. Marsh McLennan operates four distinct businesses in two segments, Risk & Insurance Services (RIS, 60% of sales) and Consulting (40% of sales).

Within RIS, (50% of sales) Marsh McLennan is the premier insurance broker, and Guy Carpenter (10% of sales) is tied as the leading global reinsurance broker. Within Consulting, Mercer (28% of sales) is the leading health & benefits broker, the number one retirement advisor and the leading outsourced Chief Investment Officer (OCIO), while Oliver Wyman (12% of sales) is a leading strategy consultant.

Economies of scale and switching costs represent the company’s two main competitive advantages across its range of businesses. For example, in insurance brokerage, Marsh McLennan is one of only two companies with the global scale necessary to effectively serve Fortune 1000 multinational clients, with its local operations across more than 130 countries. Insurance brokers also benefit from high customer switching costs due to the combination of in-depth client knowledge and their role as independent fiduciaries in matching risk exposures with insurance coverages. In consulting, Mercer clients include over 95% of Fortune 500 companies, a testament to its strong brand and leadership position in health, wealth and career advice and solutions.

Marsh McLennan’s revenue model, primarily consisting of sales commissions for brokerage services and advisory fees for consulting services, is a critical component of our investment thesis. Unlike insurers, brokers do not take underwriting risk, resulting in a much less volatile organic growth profile relative to insurance pricing cycles and minimal capital intensity. Consequently, Marsh McLennan’s business model has attractive characteristics, including low capital intensity, good margins at scale and high recurring revenues due to sticky advisory relationships and annual policy renewals.

We expect Marsh McLennan to continue to grow through a combination of organic growth arising from strong underlying demand for its brokerage and consulting services, together with opportunistic and accretive bolt-on acquisitions to expand its service offerings and geographic footprint.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	3

The investment case for Amphenol is largely unchanged from that of our 2008 purchase, which was based on the company’s strong competitive position in the global market for interconnect and sensor products. These systems are used in a broad variety of end markets and applications, including mobile devices, information technology systems, automotive design, and industrial manufacturing. The products are typically critical components to end-product design, placing Amphenol in an advantageous position within the OEM (original equipment manufacturer) supply chain.

We expect Amphenol to grow and create business value due to end market growth and technological leadership. End market activity is boosted by secular growth drivers including mobile device development, cloud computing, electronic vehicle manufacturing, and industrial automation. Amphenol’s manufacturing scale and reputation as a technology leader are also beneficial in end markets with shorter product cycles and product design lead times.

We previously exited the Portfolio’s holding in Amphenol due to elevated stock price valuation. However, due to an improved growth outlook, we now view the shares as attractively valued and are pleased to resume a stake in what we consider a quality growth business.

Marsh McLennan and Amphenol demonstrate many of the ‘Quality Growth’ attributes we prize including competitive advantages, high returns on capital and consistent free cash flow generation; we are pleased to have added both companies to the Fund.

In addition to these changes, the Investment Team remained active in trimming positions seen as more fully valued or fundamentally challenged to reflect Jensen’s convictions in the businesses and relative valuation opportunities within the context of the ongoing economic volatility.

The Jensen Outlook

As we look forward to 2022, we maintain a more cautious outlook for market returns in the coming year as we recognize that several factors make any forecast challenging. They include but are not limited to higher inflation, the specter of rising interest rates and ongoing cost pressures from the labor markets and supply chains, substantially lower fiscal spending in support of the domestic economy and the ongoing evolution of the pandemic with new treatments and rising vaccination rates offset by new variants.

In addition to the factors stated above, we note that business performance of companies and recent market return patterns could influence the outlook for the coming year.

Earnings growth for S&P 500 Index companies is forecast to slow meaningfully in 2022, from 65% in 2021 to just 9% in 2022. The expected 2022 slowdown is associated with (1) challenging base year comparisons, (2) waning positive impact from fiscal spending, and (3) the likelihood of more hawkish U.S. monetary policy to counter inflationary pressures. According to Strategas, fiscal policy stimulus is forecast to decline in 2022 such that it produces a “$1.5 trillion fiscal drag” on domestic GDP and the U.S. Federal Reserve has already communicated its intent for as many as three increases in the Fed Funds rate next year. This will likely produce additional pressure on companies and their business performance.

4	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Further, 2022 market performance will follow three exceptionally strong calendar years in 2019, 2020, and 2021. During this three-year period, the S&P 500 Index total return had an average annual return of 26.07%, the highest three-year average since 1997-1999. Moreover, each year’s return exceeded 18%. In the previous six historical three-year periods of 10%+ annual stock market gains, the median return in the following year was 0.2%.

We certainly recognize that the market is forward-looking, but we remain mindful that many of the factors we have noted are unlikely to subside for some time causing overall uncertainty to continue. Consequently, the path forward may continue to be uneven and thus potentially unnerving for investors. However, we believe uncertainty can provide opportunities for higher quality, more resilient businesses to garner favor from investors looking for lower volatility in the face of the issues discussed here. For example, we view pricing power to mitigate inflation and financial flexibility to cope with likely higher interest rates as advantages of the businesses in which we invest. We consider that our ongoing active management of the Fund has enabled us to upgrade the quality and growth outlook of the portfolio while maintaining an adequate margin of safety producing an attractive option to manage future volatility.

Whatever happens moving forward, the Jensen Investment Team remains confident in the strategy and process guiding our management of the Fund. Our goal remains to be the ownership of a portfolio of companies positioned to grow and accrue business value. We seek to participate in this value creation as investors via the long-term ownership of fairly priced, high-quality stocks. Our focus remains on identifying businesses with sustainable competitive advantages, resilient financial results, and attractive long-term growth opportunities. We believe these attributes allow companies to generate business returns consistently above their cost of capital, ultimately resulting in shareholder value creation.

We are tremendously grateful for the ongoing support of our firm and investment strategies from our partners and fellow shareholders.

We invite you to seek additional information about The Jensen Quality Growth Fund at www.jenseninvestment.com where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Sincerely,

The Jensen Investment Team

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	5

This discussion and analysis of the Fund is as of November 2021 and is subject to change, and any forecasts made cannot be guaranteed.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security.

The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance. One cannot invest directly in an index.

For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report. Current and future portfolio holdings are subject to risk.

The Fund is nondiversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund. Earnings growth is not a measure of the Fund’s future performance.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Margin of Safety: A principle of investing in which an investor only purchases securities when their market price is significantly below their intrinsic value. In other words, when the market price of a security is significantly below your estimation of its intrinsic value, the difference is the margin of safety.

For use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Quality Growth Fund is distributed by Quasar Distributors, LLC.

6	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Jensen Quality Growth Fund Inc. - Class J (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns – For periods ended November 30, 2021	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class J	26.54%	19.45%	18.78%	16.15%
S&P 500 Stock Index	27.92%	20.38%	17.90%	16.16%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on November 30, 2011 for Class J. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	7

Jensen Quality Growth Fund Inc. - Class R (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns – For periods ended November 30, 2021	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class R	26.00%	18.94%	18.30%	15.72%
S&P 500 Stock Index	27.92%	20.38%	17.90%	16.16%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on November 30, 2011 for Class R. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

8	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Jensen Quality Growth Fund Inc. - Class I (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns – For periods ended November 30, 2021	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class I	26.81%	19.72%	19.07%	16.44%
S&P 500 Stock Index	27.92%	20.38%	17.90%	16.16%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $250,000 made on November 30, 2011 for Class I. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	9

Jensen Quality Growth Fund Inc. - Class Y (Unaudited)

Total Returns vs. The S&P 500

Total Returns – For periods ended November 30, 2021	1 Year	3 Year	5 Year	Since Inception (September 30, 2016)
Jensen Quality Growth Fund - Class Y	26.93%	19.82%	19.15%	18.52%
S&P 500 Stock Index	27.92%	20.38%	17.90%	17.68%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on September 30, 2016 (commencement of operations for Class Y). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

10	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Investments by Sector as of November 30, 2021

(as a Percentage of Total Investments) (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	11

Statement of Assets & Liabilities

As of November 30, 2021 (Unaudited)

Assets:
Investment, at value (cost $5,039,680,244)	$10,601,982,132
Dividend and interest income receivable	14,360,545
Receivable for capital stock issued	7,957,419
Other assets	123,282
Total assets	10,624,423,378

Liabilities:
Payable to Investment Adviser	4,317,952
Payable for capital stock redeemed	9,636,242
Accrued distribution fees	927,921
Accrued director fees	45,334
Accrued expenses and other liabilities	1,433,574
Total liabilities	16,361,023
Total Net Assets	$10,608,062,355

Net Assets Consist of:
Capital stock	4,322,669,394
Total distributable earnings	6,285,392,961
Total Net Assets	$10,608,062,355

Net Assets Consist of:
Class J Shares
Net Assets	$2,671,680,893
Shares outstanding	39,807,617
Net Asset Value - Offering Price and Redemption Price Per Share (2,000,000,000 shares authorized)	$67.11

Class R Shares
Net Assets	$28,041,816
Shares outstanding	420,302
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized)	$66.72

Class I Shares
Net Assets	$4,940,952,328
Shares outstanding	73,625,241
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized)	$67.11

Class Y Shares
Net Assets	$2,967,387,318
Shares outstanding	44,223,005
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized)	$67.10

The accompanying notes are an integral part of these financial statements.

12	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Schedule of Investments

November 30, 2021 (Unaudited) (showing percentage of total net assets)

Common Stocks - 99.09%

shares	Air Freight & Logistics - 1.82%	value
971,000	United Parcel Service, Inc. - Class B	$192,617,270

shares	Beverages - 6.02%	value
3,995,000	PepsiCo, Inc.	$638,321,100

shares	Commercial Services & Supplies - 1.99%	value
1,312,000	Waste Management, Inc.	$210,799,040

shares	Electronic Equipment, Instruments & Components - 1.03%	value
1,356,000	Amphenol Corporation - Class A	$109,266,480

shares	Food Products - 1.44%	value
2,480,000	General Mills, Inc.	$153,189,600

shares	Health Care Equipment & Supplies - 8.17%	value
1,842,000	Becton Dickinson and Company	$436,811,880
1,816,000	Stryker Corporation	$429,720,080
		$866,531,960

shares	Health Care Providers & Services - 4.35%	value
1,038,000	UnitedHealth Group, Inc.	$461,100,360

shares	Hotels, Restaurants & Leisure - 2.94%	value
2,849,000	Starbucks Corporation	$312,364,360

shares	Household Products - 2.50%	value
1,835,000	The Procter & Gamble Company	$265,304,300

shares	Industrial Conglomerates - 4.15%	value
2,591,600	3M Company	$440,675,664

shares	Insurance - 1.50%	value
971,000	Marsh & McLennan Companies, Inc.	$159,263,420

The accompanying footnotes are an integral part of the Financial Statements.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	13

Schedule of Investments continued

November 30, 2021 (Unaudited) (showing percentage of total net assets)

shares	Interactive Media & Services - 7.01%	value
262,000	Alphabet, Inc. - Class A (a)	$743,542,900

shares	IT Services - 15.13%	value
1,354,000	Accenture PLC - Class A (b)	$483,919,600
1,706,000	Automatic Data Processing, Inc.	$393,898,340
1,333,000	Broadridge Financial Solutions, Inc.	$224,703,810
3,944,000	Cognizant Technology Solutions Corporation - Class A	$307,553,120
619,000	Mastercard, Inc. - Class A	$194,935,480
		$1,605,010,350

shares	Pharmaceuticals - 9.31%	value
3,318,000	Johnson & Johnson	$517,375,740
8,755,000	Pfizer, Inc.	$470,406,150
		$987,781,890

shares	Professional Services - 3.62%	value
907,000	Equifax, Inc.	$252,735,550
585,000	Verisk Analytics, Inc.	$131,548,950
		$384,284,500

shares	Semiconductors & Semiconductor Equipment - 2.29%	value
1,262,000	Texas Instruments, Inc.	$242,770,940

shares	Software - 11.56%	value
673,000	Intuit, Inc.	$438,997,900
2,380,000	Microsoft Corporation	$786,804,200
		$1,225,802,100

shares	Specialty Retail - 4.82%	value
761,000	Home Depot, Inc.	$304,864,210
2,972,600	The TJX Companies, Inc.	$206,298,440
		$511,162,650

shares	Technology Hardware, Storage & Peripherals - 5.03%	value
3,227,000	Apple, Inc.	$533,423,100

The accompanying footnotes are an integral part of the Financial Statements.

14	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Schedule of Investments continued

November 30, 2021 (Unaudited) (showing percentage of total net assets)

shares	Textiles, Apparel & Luxury Goods - 4.41%	value
2,767,000	NIKE, Inc. - Class B	$468,287,080

Total Common Stocks		value
(Cost $ 4,949,197,176)		$10,511,499,064

Short-Term Investment - 0.85%
shares	Money Market Fund - 0.85%	value
90,483,068	First American Treasury Obligations Fund - Class X, 0.013% (c)	$90,483,068

Total Short-Term Investment		value
(Cost $ 90,483,068)		$90,483,068

Total Investments		value
(Cost $5,039,680,244) - 99.94%		$10,601,982,132
Other Assets in Excess of Liabilities - 0.06%		$6,080,223
TOTAL NET ASSETS - 100.00%		$10,608,062,355

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)	Non-income producing security.

(b)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Ireland 4.56% as a percentage of net assets.

(c)	Variable rate security. Rate listed is the 7-day effective yield as of November 30, 2021.

The accompanying footnotes are an integral part of the Financial Statements.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	15

Statement of Operations

Six Months Ended November 30, 2021 (Unaudited)

Investment Income:
Dividend income	$76,683,922
Interest income	4,937
Total investment income	76,688,859
Expenses:
Investment advisory fees	25,199,753
12b-1 - Class J	3,261,505
Shareholder servicing fees - Class I	1,807,402
Administration fees	795,063
Sub-transfer agent expenses - Class J	531,006
Transfer agent fees - Class I	315,810
Fund Accounting fees	270,082
Custody fees	131,921
Directors’ fees and expenses	131,646
Transfer agent expenses	130,519
Federal and state registration fees	125,094
Reports to shareholders - Class I	109,647
Other	100,272
12b-1 fees - Class R	70,674
Professional fees	62,133
Reports to shareholders - Class Y	59,442
Reports to shareholders - Class J	41,814
Chief Compliance Officer Fees	35,412
Transfer agent fees - Class J	30,126
Shareholder servicing fees - Class R	24,949
Transfer agent fees - Class Y	14,939
Transfer agent fees - Class R	8,798
Reports to shareholders - Class R	915
Total expenses	33,258,922

Net Investment Income	43,429,937
Realized and Unrealized Gain on Investments:
Net realized gain on investment transactions	469,974,883
Change in unrealized appreciation on investments	717,799,311
Net realized and unrealized gain on investments	1,187,774,194
Net Increase in Net Assets Resulting from Operations	$1,231,204,131

The accompanying notes are an integral part of these financial statements.

16	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Statements of Changes in Net Assets

Operations:	Six Months Ended November 30, 2021 (Unaudited)	Year Ended May 31, 2021
Net investment income	43,429,937	102,833,889
Net realized gain on investment transactions	469,974,883	754,073,361
Change in unrealized appreciation on investments	717,799,311	1,973,675,055
Net increase in net assets resulting from operations	1,231,204,131	2,830,582,305
Capital Share Transactions:
Shares Sold - Class J	78,235,671	154,063,153
Shares Sold - Class R	3,147,540	3,286,762
Shares Sold - Class I	431,435,765	961,148,978
Shares Sold - Class Y	174,371,677	426,227,232
Shares issued in reinvestment of dividends - Class J	8,765,931	241,204,504
Shares issued in reinvestment of dividends - Class R	40,134	2,328,246
Shares issued in reinvestment of dividends - Class I	21,145,083	443,377,575
Shares issued in reinvestment of dividends - Class Y	10,401,355	196,499,842
Shares redeemed - Class J	(253,595,728)	(756,653,996)
Shares redeemed - Class R	(4,649,265)	(8,158,234)
Shares redeemed - Class I	(1,086,693,210)	(1,280,407,831)
Shares redeemed - Class Y	(295,449,736)	(665,921,652)
Net decrease	(912,844,783)	(283,005,421)
Dividends and Distributions to Shareholders:
Net dividends and distributions to shareholders - Class J	(8,894,278)	(244,438,799)
Net dividends and distributions to shareholders - Class R	(40,135)	(2,328,720)
Net dividends and distributions to shareholders - Class I	(22,287,315)	(465,739,569)
Net dividends and distributions to shareholders - Class Y	(13,878,923)	(255,336,768)
Total dividends and distributions	(45,100,651)	(967,843,856)
Increase in Net Assets	273,258,697	1,579,733,028
Net Assets:
Beginning of Period	10,334,803,658	8,755,070,630
End of Period	$10,608,062,355	$10,334,803,658

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	17

Financial Highlights

Class J

Per Share Data:	six months ended November 30, 2021 (unaudited)	year ended May 31, 2021	year ended May 31, 2020	year ended May 31, 2019	year ended May 31, 2018	year ended May 31, 2017
Net asset value, beginning of period	$60.00	$49.46	$47.79	$47.87	$43.44	$38.78
Income from investment operations:
Net investment income(1)	0.22	0.52	0.58	0.47	0.44	0.45
Net realized and unrealized gains on investments	7.11	15.63	5.30	3.88	5.49	6.00
Total from investment operations	7.33	16.15	5.88	4.35	5.93	6.45
Less distributions:
Dividends from net investment income	(0.22)	(0.52)	(0.54)	(0.46)	(0.41)	(0.43)
Distributions from capital gains	–	(5.09)	(3.67)	(3.97)	(1.09)	(1.36)
Total distributions	$(0.22)	$(5.61)	$(4.21)	$(4.43)	$(1.50)	$(1.79)
Net asset value, end of period	$67.11	$60.00	$49.46	$47.79	$47.87	$43.44
Total return(2)	12.24%	33.95%	12.15%	9.58%	13.77%	17.12%
Supplemental data and ratios:
Net assets, end of period(000’s)	$2,671,681	$2,549,594	$2,422,553	$2,700,303	$2,594,126	$2,604,964
Ratio of expenses to average net assets(3)	0.81%	0.82%	0.84%	0.86%	0.87%	0.87%
Ratio of net investment income to average net assets(3)	0.66%	0.89%	1.11%	0.97%	0.92%	1.12%
Portfolio turnover rate(2)	4.00%	12.33%	23.38%	17.50%	9.06%	6.80%
(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.
(2)	Not annualized for the six months ended November 30, 2021
(3)	Annualized for the six months ended November 30, 2021

The accompanying notes are an integral part of these financial statements.

18	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Financial Highlights

Class R

Per Share Data:	six months ended November 30, 2021 (unaudited)	year ended May 31, 2021	year ended May 31, 2020	year ended May 31, 2019	year ended May 31, 2018	year ended May 31, 2017
Net asset value, beginning of period	$59.66	$49.18	$47.53	$47.62	$43.23	$38.59
Income from investment operations:
Net investment income(1)	0.07	0.25	0.34	0.28	0.26	0.29
Net realized and unrealized gains on investments	7.08	15.57	5.30	3.86	5.47	5.98
Total from investment operations	7.15	15.82	5.64	4.14	5.73	6.27
Less distributions:
Dividends from net investment income	(0.09)	(0.25)	(0.32)	(0.26)	(0.25)	(0.27)
Distributions from capital gains	–	(5.09)	(3.67)	(3.97)	(1.09)	(1.36)
Total distributions	$(0.09)	$(5.34)	$(3.99)	$(4.23)	$(1.34)	$(1.63)
Net asset value, end of period	$66.72	$59.66	$49.18	$47.53	$47.62	$43.23
Total return(2)	11.99%	33.36%	11.66%	9.17%	13.34%	16.69%
Supplemental data and ratios:
Net assets, end of period(000’s)	$28,042	$26,380	$23,995	$28,197	$31,597	$27,300
Ratio of expenses to average net assets(3)	1.26%	1.26%	1.27%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets(3)	0.20%	0.44%	0.68%	0.58%	0.56%	0.75%
Portfolio turnover rate(2)	4.00%	12.33%	23.38%	17.50%	9.06%	6.80%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.
(2)	Not annualized for the six months ended November 30, 2021
(3)	Annualized for the six months ended November 30, 2021

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	19

Financial Highlights

Class I

Per Share Data:	six months ended November 30, 2021 (unaudited)	year ended May 31, 2021	year ended May 31, 2020	year ended May 31, 2019	year ended May 31, 2018	year ended May 31, 2017
Net asset value, beginning of period	$59.99	$49.46	$47.81	$47.90	$43.46	$38.80
Income from investment operations:
Net investment income(1)	0.27	0.61	0.66	0.60	0.55	0.56
Net realized and unrealized gains on investments	7.13	15.65	5.34	3.87	5.51	6.00
Total from investment operations	7.40	16.26	6.00	4.47	6.06	6.56
Less distributions:
Dividends from net investment income	(0.28)	(0.64)	(0.68)	(0.59)	(0.53)	(0.54)
Distributions from capital gains	–	(5.09)	(3.67)	(3.97)	(1.09)	(1.36)
Total distributions	$(0.28)	$(5.73)	$(4.35)	$(4.56)	$(1.62)	$(1.90)
Net asset value, end of period	$67.11	$59.99	$49.46	$47.81	$47.90	$43.46
Total return(2)	12.38%	34.24%	12.41%	9.85%	14.08%	17.42%
Supplemental data and ratios:
Net assets, end of period(000’s)	$4,940,952	$5,003,474	$4,002,485	$3,454,461	$3,261,893	$3,052,698
Ratio of expenses to average net assets(3)	0.60%	0.61%	0.60%	0.61%	0.62%	0.60%
Ratio of net investment income to average net assets(3)	0.85%	1.10%	1.37%	1.22%	1.18%	1.38%
Portfolio turnover rate(2)	4.00%	12.33%	23.38%	17.50%	9.06%	6.80%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.
(2)	Not annualized for the six months ended November 30, 2021
(3)	Annualized for the six months ended November 30, 2021

The accompanying notes are an integral part of these financial statements.

20	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Financial Highlights

Class Y

Per Share Data:	six months ended November 30, 2021 (unaudited)	year ended May 31, 2021	year ended May 31, 2020	year ended May 31, 2019	year ended May 31, 2018	September 30, 2016(1) through May 31, 2017
Net asset value, beginning of period	$59.98	$49.46	$47.80	$47.90	$43.46	$40.12
Income from investment operations:
Net investment income(2)	0.31	0.66	0.73	0.63	0.58	0.34
Net realized and unrealized gains on investments	7.12	15.64	5.31	3.87	5.51	4.65
Total from investment operations	7.43	16.30	6.04	4.50	6.09	4.99
Less distributions:
Dividends from net investment income	(0.31)	(0.69)	(0.71)	(0.63)	(0.56)	(0.29)
Distributions from capital gains	–	(5.09)	(3.67)	(3.97)	(1.09)	(1.36)
Total distributions	$(0.31)	$(5.78)	$(4.38)	$(4.60)	$(1.65)	$(1.65)
Net asset value, end of period	$67.10	$59.98	$49.46	$47.80	$47.90	$43.46
Total return(3)	12.42%	34.34%	12.51%	9.90%	14.16%	12.85%
Supplemental data and ratios:
Net assets, end of period(000’s)	$2,967,387	$2,755,356	$2,306,038	$916,705	$536,621	$440,892
Ratio of expenses to average net assets(4)	0.52%	0.52%	0.54%	0.55%	0.55%	0.56%
Ratio of net investment income to average net assets(4)	0.94%	1.18%	1.46%	1.31%	1.25%	1.55%
Portfolio turnover rate(3)	4.00%	12.33%	23.38%	17.50%	9.06%	6.80%

(1)	Commencement of Operations
(2)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustments for permanent book-to-tax differences.
(3)	Not annualized for the six months ended November 30, 2021 and the period ended May 31, 2017.
(4)	Annualized for the six months ended November 30, 2021 and the period ended May 31, 2017.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	21

Notes to the Financial Statements

November 30, 2021 (Unaudited)

1. Organization and Significant Accounting Policies

The Jensen Quality Growth Fund Inc. (the “Fund”), was incorporated as an Oregon corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. Effective March 1, 2018, the name of the Fund was changed from The Jensen Portfolio, Inc. doing business as Jensen Quality Growth Fund to The Jensen Quality Growth Fund Inc. The Fund is authorized to issue 5,000,000,000 shares of common stock, all of which have been authorized for the existing share classes. The Fund currently offers four different classes of shares; Class J, Class I, Class R, and Class Y. Class J shares are subject to a 0.25% 12b-1 fee and a sub-transfer agency fee, Class R shares are subject to a 0.50% 12b-1 fee and up to a 0.25% shareholder servicing fee, Class I shares are subject to a shareholder servicing fee up to 0.10%, and Class Y shares are not subject to any 12b-1, shareholder servicing or sub transfer agency fee as described in the separate prospectuses for each of the funds share classes. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees, sub-transfer agency fees, shareholder servicing fees, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services Investment Companies”.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in United States of America (“GAAP”).

a) Investment Valuation – Securities that are listed on United States stock exchanges are valued at the last sale price at the close of the exchange. Equity securities listed on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price or, if there has been no sale on that day, at their current bid price. Investments in open-end and closed-end registered investment companies, including money market funds, that do not trade on an exchange are valued at the end of day net asset value per share. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the current bid price in the absence of a closing price. Securities for which market quotations are not readily available are valued at fair value as determined by Jensen Investment Management, Inc. (the “Investment Adviser”) at or under the direction of the Fund’s Board of Directors.

There is no definitive set of circumstances under which the Fund may elect to use fair value procedures to value a security. Although the Fund only invests in publicly traded securities, the large majority of which are large capitalization, highly liquid securities, they nonetheless may become securities for which market quotations are not readily available, such as in instances where the

22	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

market quotation for a security has become stale, sales of a security have been infrequent, trading in the security has been suspended, or where there is a thin market in the security. Securities for which market quotations are not readily available will be valued at their fair value as determined under the Fund’s fair valuation procedures established by the Board of Directors. The Fund is prohibited from investing in restricted securities (securities issued in private placement transactions that may not be offered or sold to the public without registration under the securities laws); therefore, fair value pricing considerations for restricted securities are generally not applicable to the Fund.

Fair Value Measurement – The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the year. The three levels of the fair value hierarchy are as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and prices for similar securities, interest rates, credit risk, etc.

Level 3	Inputs that are unobservable (including the Fund’s own assumptions in determining the fair value of investments).

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, include common stocks and certain money market securities, and are classified within Level 1. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	23

The following is a summary of the inputs used, as of November 30, 2021, to value the Fund’s investments carried at fair value. The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments at Value	Total	Level 1	Level 2	Level 3
Total Common Stocks*	$10,511,499,064	$10,511,499,064	$—	$—
Total Money Market Fund	$90,483,068	$90,483,068	—	—
Total Investments	$10,601,982,132	$10,601,982,132	$—	$—

*	For further information regarding security characteristics and industry classifications, please see the Schedule of Investments.

The Fund did not hold any investments during the period ended November 30, 2021 with significant unobservable inputs which would be classified as Level 3. The Fund did not hold any derivative instruments during the reporting year.

b) Federal Income Taxes – No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provision of the Internal Revenue Code applicable to regulated investment companies.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken as of and for the year ended May 31, 2021. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Distributions to Shareholders – Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

24	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

e) Guarantees and Indemnifications – Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Transfer agent fees and reports to shareholders are allocated based on the number of shareholder accounts in each class. Sub-transfer agency fees are expensed to the Class J shares based on the actual number of shareholder accounts held and serviced by certain financial intermediaries as described in the Fund’s prospectus. 12b-1 fees are expensed at 0.25% of average daily net assets of Class J shares and 0.50% of average daily net assets of Class R shares. Shareholder servicing fees are expensed at up to 0.10% and up to 0.25% of the average daily net assets of Class I shares and Class R shares, respectively.

g) Other – Investment and shareholder transactions are recorded on trade date. Gains or losses from investment transactions are determined on the basis of identified carrying value using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

2. Capital Share Transactions

Transactions in shares of the Fund were as follows:

Class J	period ended November 30, 2021	year ended May 31, 2021
Shares sold	1,207,609	2,789,619
Shares issued in reinvestment of dividends	139,736	4,452,045
Shares redeemed	(4,033,356)	(13,730,284)
Net decrease	(2,686,011)	(6,488,620)
Shares outstanding:
Beginning of period	42,493,628	48,982,248
End of period	39,807,617	42,493,628

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	25

Class R	period ended November 30, 2021	year ended May 31, 2021
Shares sold	49,667	59,842
Shares issued in reinvestment of dividends	642	43,132
Shares redeemed	(72,205)	(148,707)
Net decrease	(21,896)	(45,733)
Shares outstanding:
Beginning of period	442,198	487,931
End of period	420,302	442,198

Class I	period ended November 30, 2021	year ended May 31, 2021
Shares sold	6,791,543	17,470,732
Shares issued in reinvestment of dividends	338,374	8,186,385
Shares redeemed	(16,903,210)	(23,177,801)
Net increase (decrease)	(9,773,293)	2,479,316
Shares outstanding:
Beginning of period	83,398,534	80,919,218
End of period	73,625,241	83,398,534

Class Y	period ended November 30, 2021	year ended May 31, 2021
Shares sold	2,706,490	7,775,824
Shares issued in reinvestment of dividends	165,921	3,630,317
Shares redeemed	(4,585,027)	(12,098,519)
Net decrease	(1,712,616)	(692,378)
Shares outstanding:
Beginning of period	45,935,621	46,627,999
End of period	44,223,005	45,935,621

3. Investment Transactions

The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the Period ended November 30, 2021, were $415,713,919 and $1,324,741,063, respectively.

26	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

4. Income Taxes

The distributions of $107,389,201 and $103,370,615 paid during the years ended May 31, 2021 and 2020, respectively, were classified as ordinary income for tax purposes. The distributions of $860,454,655 and $571,812,495 paid during the years ended May 31, 2021 and 2020, respectively, were classified as long-term capital gain for income tax purposes.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2021, distributable earnings decreased by $96,318,294 and capital stock increased by $96,318,294. The permanent difference relates to tax equalization.

At May 31, 2021, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$5,487,477,105
Gross unrealized appreciation	$4,851,805,269
Gross unrealized depreciation	$(14,328,467)
Net unrealized appreciation	$4,837,476,802
Undistributed ordinary income	$14,866,033
Undistributed long-term capital gain	$246,946,645
Distributable earnings	$261,812,678
Other accumulated gains	$1
Total distributable earnings	$5,099,289,481

The cost of investments differ for financial statement and tax purposes primarily due to the deferral of losses on wash sales.

5. Line of Credit

The Fund has the lesser of (i) $400 million, (ii) 20% of the gross market value of the Fund, or (iii) 33.33% of the net market value of the unencumbered assets of the Fund available under a revolving credit facility, subject to certain restrictions, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The secured line of credit has a one-year term and is reviewed annually by the Board of Directors. The credit facility is with the Fund’s custodian, U.S. Bank. The current credit facility runs through December 13, 2021. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. As of November 30, 2021, the average interest rate on the Fund’s line of credit was 2.25%. The Fund did not borrow on the line of credit during the period ended November 30, 2021.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	27

6. Investment Advisory Agreement

The Fund is a party to an Investment Advisory and Service Contract with the Investment Adviser. Pursuant to the terms of the Investment Advisory and Service Contract approved by Fund shareholders, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s average daily net assets of $4 billion or less, 0.475% as applied to the Fund’s average daily net assets of more than $4 billion and up to $8 billion, 0.45% as applied to the Fund’s average daily net assets of more than $8 billion and up to $12 billion, and 0.425% as applied to the Fund’s average daily net assets of more than $12 billion.

Certain officers and a director of the Fund are also officers and directors of the Investment Adviser.

7. Distribution and Shareholder Servicing

The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund make payments to the Fund’s distributor at an annual rate of 0.25% of average daily net assets attributable to Class J shares and 0.50% of the average daily net assets attributable to Class R shares. The Fund’s distributor may then make payments to financial intermediaries or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to Class R shares. Payments under the 12b-1 Plan shall be used to compensate the Fund’s distributor or others for services provided and expenses incurred in connection with the sale and/or servicing of shares. 12b-1 fees incurred for the period ended November 30, 2021, are disclosed on the Statement of Operations and the amount payable at year end is disclosed on the Statement of Assets and Liabilities.

In addition, the Fund has adopted a Shareholder Servicing Plan for Class I shares under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares. The amount actually incurred for the period ended November 30, 2021 was 0.07% on an annualized basis.

The Fund has also adopted a Shareholder Servicing Plan for the Class R shares. Under the Shareholder Servicing Plan, the Fund can pay for shareholder support services, which include the recordkeeping and administrative services provided by retirement plan administrators to retirement plans (and their participants) that are shareholders of the class. Payments will be made pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.25% of the Fund’s average daily net assets attributable to Class R shares. The amount actually incurred for the period ended November 30, 2021 was 0.18% on an annualized basis.

8. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2021, Charles Schwab & Co., Inc., for the benefit of its customers, held 47.46% of the outstanding shares of the Class J share class. At November 30, 2021, Wells Fargo Clearing Services LLC, for the benefit of its customers, held 36.03% of the outstanding shares of the Class I share class. At November 30, 2021, Great-West Trust Company LLC, for the benefit of its customers, held 43.34% of the outstanding shares of the Class R share class. At November 30, 2021, Edward D Jones and Co., for the benefit of its customers, held 34.27% of the outstanding shares of the Class Y share class.

28	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

9. COVID-19

The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

10. Subsequent Events

On December 15, 2021, The Fund declared and paid a distribution from ordinary income of $0.08150679, $0.15673558, $0.01028063, and $0.16291138 for Class J, Class I, Class R and Class Y, respectively, to shareholders of record as of December 14, 2021.

On December 15, 2021, the Fund declared and paid a short-term capital gain of $0.03616 for Class J, Class I, Class R and Class Y to shareholders of record as of December 14, 2021.

On December 15, 2021, the Fund declared and paid a long-term capital gain of $3.97757 for Class J, Class I, Class R and Class Y to shareholders of record as of December 14, 2021.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	29

Expense Example - November 30, 2021 (Unaudited)

As a shareholder of The Jensen Quality Growth Fund Inc. (the “Fund”), you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2021 - November 30, 2021).

Actual Expenses

The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

30	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Expense Example Tables

Jensen Quality Growth Fund – Class J	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period* Jun 1, 2021 – Nov 30, 2021
Actual	$1,000.00	$1,122.40	$4.31
Hypothetical (5% annual return before expenses)	1,000.00	1,021.01	4.10

* Expenses are equal to the Fund’s annualized six-month expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Jensen Quality Growth Fund – Class R	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period* Jun 1, 2021 – Nov 30, 2021
Actual	$1,000.00	$1,119.90	$6.70
Hypothetical (5% annual return before expenses)	1,000.00	1,018.75	6.38

* Expenses are equal to the Fund’s annualized six-month expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Jensen Quality Growth Fund – Class I	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period* Jun 1, 2021 – Nov 30, 2021
Actual	$1,000.00	$1,123.80	$3.19
Hypothetical (5% annual return before expenses)	1,000.00	1,022.06	3.04

* Expenses are equal to the Fund’s annualized six-month expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Jensen Quality Growth Fund – Class Y	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period* Jun 1, 2021 – Nov 30, 2021
Actual	$1,000.00	$1,124.20	$2.77
Hypothetical (5% annual return before expenses)	1,000.00	1,022.46	2.64

* Expenses are equal to the Fund’s annualized six-month expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	31

Additional Information

1. Investment Advisory Agreement Disclosure

Section 15(c) under the 1940 Act requires that a registered investment company’s board of directors, including a majority of independent directors, approve any new investment advisory contract for the fund and thereafter to review and approve the terms of the fund’s investment advisory agreement on an annual basis. In addition, Section 15(a) of the 1940 Act requires that any new investment advisory agreement be approved by the fund’s shareholders.

In its most recent deliberations concerning whether to renew The Jensen Quality Growth Fund Inc.’s (the “Fund”) Investment Advisory and Service Contract (the “Agreement”) with Jensen Investment Management, Inc. (the “Adviser”), the Fund’s Board of Directors (the “Board”) including the Fund’s independent directors (“Independent Directors”) conducted the review and made the determinations that are described below. During its deliberations, the Board requested from the Adviser, and the Adviser furnished, all information reasonably necessary for it to evaluate the renewal of the Agreement.

The entire Board first met on April 20, 2021 to consider the information provided by the Adviser in connection with the renewal of the Agreement. Prior to the April 20, 2021 meeting, the Independent Directors conferred separately with their legal counsel. After the April 20, 2021 meeting, the Independent Directors separately met again and conferred with their legal counsel to consider and evaluate the information provided by the Adviser.

The Board considered the information included in both the April 20, 2021 Board meeting materials and the materials presented at a Board meeting held on July 20, 2021 during which each the directors of the Fund participated by means of video and audio communication that allowed all of them to see and hear each other simultaneously during the meeting (the “Meeting). The Adviser confirmed that it had provided all information reasonably necessary for the Board to evaluate the Agreement. At the Meeting, a discussion ensued relating to the advisory fee payable under the Agreement and the factors described in the memorandum prepared by Fund counsel included in the April 20, 2021 Board meeting materials. During the Meeting and the April 20, 2021 Board meeting, the Board, including the Independent Directors, evaluated those and other factors, acknowledging that not any single factor was controlling and not every factor was given the same weight by each director of the Fund, and reached the conclusions described below, among others.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement. The Board reviewed the terms of the Agreement, as well as the history of the Adviser and its investment discipline, its investment performance, and its day-to-day management of the Fund. The Board noted the Adviser’s focus on the business of the Fund, the compliance and other servicing aspects of the Fund, and the Adviser’s oversight of the Fund’s service providers.

32	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

The Board considered the Adviser’s business continuity plan, its organizational and ownership structure, the Adviser’s personnel and the composition of its investment committee, which makes all investment decisions for the Fund, and the potential impact of changes in Adviser personnel and ownership on both the Fund and the Adviser. The Board also considered the Adviser’s approach to risk management. Based on these and other factors, including the additional factors described below, the Board concluded that the services provided to the Fund under the Agreement continued to be satisfactory.

Investment Performance. The Board examined the investment performance of the Fund compared to the S&P 500 Index and the Fund’s rankings and ratings in the Morningstar Large Cap Growth Funds categories, respectively, for certain periods ending February 28, 2021. The Board noted the Fund’s outperformance (for Class I Shares) compared to its index for the three-year and fifteen-year periods, and the Fund’s relative underperformance compared to its index for the one-year, five-year and ten-year periods. The Board noted that the Fund received an Analyst Rating of Silver from Morningstar, and that the Fund’s overall rating was three Stars (out of a possible five Stars) for Class I and Class J, and two Stars for Class R and the Y Shares class. The Board observed that the Adviser appeared to have adhered to its strict investment discipline. Furthermore, the Board was informed by the Adviser that, during the most recent complete stock market cycle (starting with the peak of the last bull market (October 9, 2007) through the period ended February 28, 2021 during which the bull market continued except for a decline due to the COVID-19 outbreak starting in March 2020), the Class I Shares’ average annual return net of expenses was 10.19% compared to a return of 9.14% for the S&P 500 Index, providing evidence that the full benefits of the Adviser’s investment discipline are realized over an entire stock market cycle and appear to have been generated with less volatility than the overall market. As a result of these and other factors, the Board concluded that the overall long-term investment performance of the Fund continued to be satisfactory.

Advisory Fee and Expense Ratio. The Board compared the Fund’s advisory fee with those of the funds in the Fund’s Large Cap Growth Morningstar category and a more-focused peer group of retail class shares and institutional class shares of actively managed funds in the Fund’s Morningstar category. The Board noted that the Fund’s blended advisory fee of 0.482% continued to be below the median and the average for its Morningstar category (large cap growth funds between $5 billion and $13 billion in assets), including actively managed retail class funds and actively managed institutional class funds. The Board also noted that, while the Adviser employs a relatively straightforward investment discipline, the Fund appeared to be an efficiently run operation with a high service component for shareholders.

The Board compared the fees charged to the Fund with the advisory fees charged to the non-Fund advisory clients of the Adviser. The Board observed that, with the exception of a small number of long-time institutional separate account clients and one new collective investment fund, the Adviser typically charges its separate accounts a minimum annualized fee rate of (i) 1% of assets under management (“AUM”) for individual investors that includes breakpoints that decline to an annualized fee rate of 0.55%, and (ii) 0.55% of AUM for institutional investors that declines to

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	33

an annualized fee rate of 0.45% of AUM on assets above $50 million. The Board also noted the limitations of such comparisons due to the different services required by separate account clients compared to the Fund. Separate accounts, the Board observed, may be smaller and require more personalized services, but they are subject to less regulation and generally do not require the same level of administrative support as the Fund.

The Board considered the Fund’s expense ratio and the expense ratios of other comparable mutual funds in the Fund’s Morningstar categories. The Fund’s expense ratio for the Class J Shares was below the average and median of such funds in the Morningstar category that included the same 25 basis point 12b-1 fee as the Fund. For the Fund’s Class I Shares, the Board observed, the expense ratio was below the average and median when compared to the institutional funds in its Morningstar category.

The Board noted that the expense ratio for the Class J Shares had declined from 84 basis points in 2020 to 82 basis points in February 2021, principally due to the beneficial effect of breakpoints in the Fund’s advisory fee, the percentage decrease in sub-transfer agency fees and administrative services and custody fees paid by the Fund, and a relative decline in the Fund’s fixed costs as a percentage of Fund assets.

The Board also noted that the Fund had a relatively low turnover rate, reducing the Fund’s transaction costs, which are not included in the Fund’s expense ratio but are deducted from the Fund’s net asset value. Based on these considerations and other factors, the Board concluded that the Fund’s advisory fee and expense ratio were fair and reasonable relative to the Fund’s peer groups.

Profitability of the Adviser. The Board considered the profitability of the Agreement to the Adviser, including an analysis of the Adviser’s profitability for 2020 and the methodology used to calculate that profitability, and compared the Adviser’s profitability with respect to the Fund to that of publicly traded investment advisers. Even after adjustments for certain compensation expenses, it appeared that the Adviser’s pre-tax profit margin from the Fund was higher than the median pre-tax profit margin of such other advisers on both a pre-marketing and post-marketing basis. It was noted that the Adviser’s adjustment to its compensation expense was made to consider differences between the compensation program of the Adviser and those of publicly traded investment management firms.

The Board considered the fact that the Adviser pays certain administrative expenses of the Fund, including the majority of the cost of the Fund’s Chief Compliance Officer, though it noted that the Fund paid the Adviser for the first time (as approved by the Board) for a small portion of the CCO cost in 2021 under the terms of the Agreement, permitting the Fund, with prior Board approval, to pay for certain costs of the Fund’s compliance personnel. The Board also considered the Adviser’s projected profitability for 2021 from the Fund using the same analysis and methodology used to assess the Adviser’s 2020 profitability and found no meaningful difference between 2020 profitability from the Fund and the profitability projected for 2021 from the Fund.

34	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

The Board also examined the Adviser’s profitability from the Fund against the Adviser’s profitability from its separate account advisory business and found that the Fund provided a higher profit margin to the Adviser. The Board understood that the administrative services the Adviser provides to the Fund are, on balance, more extensive than those it provides to its separate accounts but also noted that efficiencies are realized when managing one mutual fund compared to managing multiple separate accounts. The Board also understood that, in calculating its profitability from the Fund, the Adviser had been conservative in its method of allocating expenses to its Fund business relative to other acceptable allocation methodologies.

The Board acknowledged the inherent limitations of profitability analyses, including the use of comparative data that is incomplete or dissimilar, such as financial information of publicly traded advisers that have more diversified business lines and different cost structures than those of the Adviser, the absence of profitability information on a fund-by-fund basis and for privately held investment advisers like the Adviser, and the uncertainty of the various cost allocations and other assumptions used. Based on this and other information, the Board concluded that profits earned by the Adviser were not unreasonable.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has benefited from any such economies, and whether the implementation of further breakpoints in the Fund’s advisory fee was appropriate. The Board observed that, during a period of rapid Fund growth, the Fund’s expense ratio (for the Class J shares) had fallen from about 1% for the fiscal year ended May 31, 2002 to 0.82% for the fiscal year ended May 31, 2021, despite the addition of sub-transfer agency expenses beginning in 2010. Regarding the issue of breakpoints, the Board noted the Adviser’s implementation of a breakpoint fee schedule in October 2010. The Board also noted that many comparable funds with breakpoints at lower levels had higher overall advisory fees at the same asset level as the current asset level of the Fund. Using a sensitivity analysis, the Board compared and noted the effect on the Fund’s expense ratio from accelerating the Fund’s existing breakpoint fee schedule at varying asset levels above the Fund’s current asset level. Based on the data presented, the Board concluded that more accelerated or additional breakpoints in the Fund’s advisory fee were not warranted at this time.

Other Benefits. The Board considered the potential fall-out benefits realized by the Adviser from its services as investment manager of the Fund. The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that the Adviser prohibits the receipt of third-party research paid for from additional commissions charged by brokers for each Fund portfolio securities transaction, commonly known as “soft dollars”. The Board understood that the Adviser maintained a separate account advisory business and managed two other mutual funds and a collective investment trust. The Board noted that, while the Adviser’s non-Fund business might benefit from any favorable publicity received by the Fund, any such benefit was difficult to quantify.

Other Factors and Considerations. The Board periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the allocation of Fund brokerage, the marketing, administration and compliance program of the Fund, the Adviser’s management of its relationship with the Fund’s administrator, custodian,

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	35

transfer agent and other service providers, and the expenses paid to those service providers. At its regular meetings, the Board also reviews detailed information relating to the Fund’s portfolio and performance against various metrics and participates in discussions with the Fund’s portfolio managers.

Based on its evaluation of all the relevant factors and the information provided to it, the Board, including all of the Independent Directors, voted unanimously on July 20, 2021 to renew the Agreement for a one-year period until July 31, 2022.

2. Shareholder Notification of Federal Tax Status

The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2021 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2021 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the fiscal year ended May 31, 2021.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designates 0.52% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Fund designates 0.00% of ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c).

3. Availability of Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC’s website at www.sec.gov.

4. Portfolio Holdings

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Quarterly portfolio holdings are also available on the website for Jensen Quality Growth Fund, www.JensenInvestment.com.

36	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

5. Additional Disclosure Regarding Fund Directors and Officers

Independent Directors

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Roger A. Cooke The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1948	Independent Director	Indefinite Term; since June 1999.	Retired. Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., a diversified manufacturer of complex metal products, (2000 – 2013); Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc. (now a division of Kroger), a retail grocery and general merchandise company (1992 – 2000).	1	None
Robert E. Harold The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1947	Chairman and Independent Director	Indefinite Term; since September 2000 and Chairman since July 2015.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc., an animation studio (March 2005 – October 2005).	1	Director of Laika, Inc., an animation studio (2002 – present).
Kenneth Thrasher The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1949	Independent Director	Indefinite Term; since July 2007.	Retired. Chairman (2002 – 2018) and CEO (2002 – 2009) of Complí, a web-based compliance and risk management software solution company; President and CEO of Fred Meyer, Inc. (now a division of Kroger), a retail grocery and general merchandise company, from 1999-2001, and other executive positions at Fred Meyer, Inc., including EVP and Chief Administrations Officer and SVP and Chief Financial Officer, from 1982-1999.	1	Northwest Natural Gas Company (a natural gas distribution and service provider).
Janet G. Hamilton, PhD, CFA The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1955	Independent Director	Indefinite Term; since October 2016.	Associate Professor, Finance, Portland State University’s School of Business (1986 – present) and Area Director (2016-present).	1	None
Kathleen J. Kee, CFP The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1961	Independent Director	Indefinite Term; since October 2021.	Senior Wealth Advisor, Buckingham Strategic Wealth (2020 – present); Chief Executive Officer, Confluence Wealth Management LLC (2011 – 2020)	1	None

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	37

Interested Director

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Robert D. McIver* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1965	Director and President	Indefinite Term; since July 2015; 1 Year Term as President of the Fund; Served as President since February 2007.	Director (since July 2015) of the Fund; President and Director (February 2007 – present) and Director of Operations (2004 – February 2007) of Jensen Investment Management, Inc.	1	Jensen Investment Management, Inc. (since February 2007)

38	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Officers of the Fund

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Robert D. McIver* SEE ABOVE
Eric H. Schoenstein* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1965	Vice President	1 Year Term; Served since January 2011.	Chief Investment Officer and Portfolio Manager (since 2021); and Director and Vice President of Business Analysis (2002-2021) for Jensen Investment Management, Inc.	N/A	Trustee of the Oregon State University Foundation (2008-present)
Richard W. Clark*** Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1969	Vice President	1 Year Term; Served since April 2017.	Director – Sales and Marketing for Jensen Investment Management, Inc. (2001-present).	N/A	N/A
Shannon Contreras* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1973	Treasurer and Vice President	1 Year Term; Served since February 2020.	Director of Finance, Treasurer and Senior Compliance Officer (February 2020 – Present), Senior Compliance Officer and Associate - Finance (October 2014 – February 2020) of Jensen Investment Management, Inc.	N/A	N/A
Gabriel L. Goddard* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1972	Chief Compliance Officer and AML Officer; Vice President and Secretary	1 Year Term; Served since January 2018 (as Vice President and Secretary) and since February 2020 as Chief Compliance Officer and AML Officer.	Vice President and Secretary (January 2018-present) of the Fund; Secretary, General Counsel, Chief Compliance Officer (2012-present), and Director (2017-present) of Jensen Investment Management, Inc.	N/A	N/A

*	This individual is an “interested person” of the Fund within the meaning of the 1940 Act because they also serve as an officer of the Investment Adviser and own securities of the Investment Adviser.
**	Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director dies, resigns, retires or is removed in accordance with the Bylaws of the Fund.
***	This individual is an “interested person” of the Fund within the meaning of the 1940 Act because they own securities of the Adviser.

Semi-Annual Report	The Jensen Quality Growth Fund Inc.	39

Notice of Privacy Policy

The Jensen Quality Growth Fund Inc. (the “Fund”) has had a long-standing policy of maintaining strict confidentiality over customer information. The Fund’s policy is as follows:

Confidentiality and Security

All nonpublic personal information about our customers (“you”) will be kept strictly confidential. We maintain physical, electronic and operational safeguards to protect customer nonpublic personal information.

Categories of information the Fund discloses and parties to whom the Fund discloses that information:

The Fund does not disclose any nonpublic personal information about its current or former shareholders to nonaffiliated third parties without the shareholder’s authorization, except as permitted or required by law. For example, the Fund is permitted by law to disclose all of the information it collects, as described below, to its Transfer Agent to process your transactions. The Fund is also permitted by law (and may be required by law) to disclose any nonpublic personal information it collects from you to law enforcement agencies, the Securities and Exchange Commission, and other federal and state regulatory authorities.

Categories of information the Fund collects:

The Fund collects nonpublic personal information about you from the following sources:

●	Information the Fund receives from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, telephone number, social security number, and date of birth; and
●	Information about your transactions with the Fund, its affiliates, or others, including, but not limited to, your account number and balance, investment history, parties to transactions, and information about our communications with you, such as account statements and trade confirmations.
●	In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information would be shared with nonaffiliated third parties.

40	The Jensen Quality Growth Fund Inc.	Semi-Annual Report

Jensen Quality Growth Fund Inc.
	Class I Shares	Class J Shares	Class R Shares	Class Y Shares

Investment Adviser
Jensen Investment Management, Inc.
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC doing business as
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stoel Rives LLP
760 SW Ninth Avenue, Suite 3000
Portland, OR 97205

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor
Quasar Distributors, LLC
111 East Kilborn Avenue, Suite 2200
Milwaukee, WI 53202

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

JN-SEMIQG	jenseninvestment.com

(b)	Not Applicable.

Item 2. Code of Ethics.

Not applicate for Semi-Annual Reports

Item 3. Audit Committee Financial Expert.

Not applicate for Semi-Annual Reports

Item 4. Principal Accountant Fees and Services.

Not applicate for Semi-Annual Reports

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

1

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant) The Jensen Quality Growth Fund Inc.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	2/3/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	2/3/2022

By (Signature and Title)*	/s/ Shannon Contreras
Shannon Contreras, Treasurer

Date	2/3/2022

* Print the name and title of each signing officer under his or her signature.

3